BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio
Class K Shares
(the “Fund”)

Supplement dated October 15, 2015 to the Summary Prospectus and Prospectus dated January 28, 2015

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus captioned “Key Facts About BlackRock Inflation Protected Bond Portfolio — Fees and Expenses of the Fund” and the section of the Prospectus captioned “Fund Overview — Key Facts About BlackRock Inflation Protected Bond Portfolio — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee	0.29%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.13%
Interest Expense	0.02%
Miscellaneous Other Expenses	0.11%
Other Expenses of the Subsidiary[1]	—
Total Annual Fund Operating Expenses	0.42%
Fee Waivers and/or Expense Reimbursements[2]	(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.34%

[1]	The BlackRock Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”) is newly organized and, accordingly, Other Expenses of the Subsidiary are based on estimated amounts for the current fiscal year of less than 0.01%.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 39, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.32% of average daily net assets until February 1, 2016. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors, LLC in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$35	$127	$227	$522

The section of the Summary Prospectus captioned “Key Facts About BlackRock Inflation Protected Bond Portfolio — Principal Investment Strategies of the Fund” and the section of the Prospectus captioned “Fund Overview — Key Facts About BlackRock Inflation Protected Bond Portfolio — Principal Investment Strategies of the Fund” are amended to add the following:

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that exclusively invest in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary, a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments.

The section of the Summary Prospectus captioned “Key Facts About BlackRock Inflation Protected Bond Portfolio — Principal Risks of Investing in the Fund” and the section of the Prospectus captioned “Fund Overview — Key Facts About BlackRock Inflation Protected Bond Portfolio — Principal Risks of Investing in the Fund” are amended to add the following:

•	Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
•	Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund.

In late July 2011, the Internal Revenue Service suspended the granting of private letter rulings that concluded that the income and gain generated by a registered investment company’s investments in commodity-linked notes, and the income generated from investments in controlled foreign subsidiaries that invest in physical commodities and/or commodity-linked derivative instruments, would be “qualifying income” for regulated investment company qualification purposes. As a result, there can be no assurance that the Internal Revenue Service will treat such income and gain as “qualifying income.” If the Internal Revenue Service makes an adverse determination relating to the treatment of such income and gain, the Fund will likely need to change its investment strategies, which could adversely affect the Fund.

The section of the Prospectus captioned “Details about the Funds — How Each Fund Invests — Inflation Protected Bond Portfolio — Principal Investment Strategies” is amended to add the following:

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-related instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing in BlackRock Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”). The Subsidiary invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by BlackRock Funds II (the “Trust”). As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Statement of Additional Information (“SAI”). The Chief Compliance Officer of the Trust oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board of Trustees (the “Board”) regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of advisory, custody, transfer agency, accounting agent and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

The section of the Prospectus captioned “Details about the Funds — How Each Fund Invests — Investment Risks — Principal Risks of Investing in a Fund” is amended to add the following:

•	Commodities Related Investments Risks (Inflation Protected Bond Portfolio) — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
•	Subsidiary Risk (Inflation Protected Bond Portfolio) — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

In addition, in late July 2011, the Internal Revenue Service suspended the granting of private letter rulings that concluded that the income and gain generated by a registered investment company’s investments in commodity-linked notes, and the income generated from investments in controlled foreign subsidiaries that invest in physical commodities and/or commodity-linked derivative instruments, would be “qualifying income” for regulated investment company qualification purposes. As a result, there can be no assurance that the Internal Revenue Service will treat such income and gain as “qualifying income.” If the Internal Revenue Service makes an adverse determination relating to the treatment of such income and gain, the Fund will likely need to change its investment strategies, which could adversely affect the Fund.

The section in the Prospectus captioned “Management of the Funds — BlackRock” is amended to add the following:

As discussed above, the Inflation Protected Bond Portfolio intends to gain exposure to commodities markets by investing in the Subsidiary. BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Inflation Protected Bond Portfolio pays BlackRock based on the Fund’s assets, including the assets in the Subsidiary.

The section in the Prospectus captioned “Management of the Funds — Dividends, Distributions and Taxes” is amended to add the following:

The Subsidiary will not be subject to Federal income tax. It will, however, be considered a controlled foreign corporation, and the Inflation Protected Bond Portfolio will be required to include as income annually amounts earned by the Subsidiary during that year. Gains from the sales of investments by the Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the Inflation Protected Bond Portfolio. Furthermore, the Inflation Protected Bond Portfolio will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

Shareholders should retain this Supplement for future reference.

PRO-BD7-K-1015SUP